SUPPLEMENT A-1

NATIONAL GRID USA AND SUBSIDIARIES

CONSOLIDATING STATEMENTS OF INCOME

FOR THE YEAR ENDED MARCH 31, 2003

CONSOLIDATING BALANCE SHEETS

AT MARCH 31, 2003

CONSOLIDATING STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED MARCH 31, 2003

CONSOLIDATING STATEMENTS OF RETAINED EARNINGS

FOR THE YEAR ENDED MARCH 31, 2003

NATIONAL GRID USA AND SUBSIDIARIES CONSOLIDATED
INDEX OF CONSOLIDATED WORKSHEETS
YEAR ENDED MARCH 31, 2003

	National Grid USA	Niagara Mohawk Holdings	Niagara Mohawk Power Corp.	Opinac NA
Consolidating Statement of Income	1	5	9	13
Consolidating Balance Sheet	2	6	10	14
Consolidating Statement of Cash Flows	3	7	11	15
Consolidating Statement of Retained Earnings	4	8	12	16
INDEX OF INDIVIDUAL COMPANY STATEMENTS
	Statement of Income	Balance Sheet	Statement of Cash Flows	Retained Earnings
NATIONAL GRID USA (NGUSA PARENT)	1	2	3	4
NEW ENGLAND POWER COMPANY (NEP)	1	2	3	4
MASSACHUSETTS ELECTRIC COMPANY (MASS ELECTRIC)	1	2	3	4
THE NARRAGANSETT ELECTRIC COMPANY (NARR ELECTRIC)	1	2	3	4
GRANITE STATE ELECTRIC COMPANY (GRANITE STATE)	1	2	3	4
NANTUCKET ELECTRIC COMPANY (NANT ELECTRIC)	1	2	3	4
NEW ENGLAND HYDRO-TRANSMISSION ELECTRIC COMPANY, INC. (NEHTECI)	1	2	3	4
NEW ENGLAND HYDRO-TRANSMISSION CORPORATION (NEHTC)	1	2	3	4
NEW ENGLAND ELECTRIC TRANSMISSION CORPORATION (NEET)	1	2	3	4
NATIONAL GRID TRANSMISSION SERVICE CORP (NG TRANS SERVICE CORP)	1	2	3	4
WAYFINDER GROUP, INC. (WAYFINDER)	1	2	3	4
NEES COMMUNICATIONS, INC. (NEESCOM)	1	2	3	4
GRID COMMUNICATIONS, INC. (GRIDCOMM)	1	2	3	4
GRID AMERICA HOLDINGS, INC. (GRID)	1	2	3	4
NEES ENERGY, INC. (NEES ENERGY)	1	2	3	4
EUA ENERGY INVESTMENT (EUA ENERGY INV)	1	2	3	4
METROWEST REALTY LLC (METROWEST)	1	2	3	4
NATIONAL GRID USA SERVICE COMPANY, INC. (NGUSA SERVICE COMPANY)	1	2	3	4
NIAGARA MOHAWK HOLDINGS, INC. (NMH, INC.)	5	6	7	8
NIAGARA MOHAWK POWER CORPORATION (NMPC)	9	10	11	12
NIAGARA MOHAWK RECEIVABLES CORPORATION II (NMR CORP II)	9	10	11	12
NIAGARA MOHAWK RECEIVABLES LLC (NMR LLC)	9	10	11	12
OPINAC NORTH AMERICA, INC. (OPINAC NA)	13	14	15	16
OPINAC ENERGY CORPORATION (OPINAC ENERGY)	13	14	15	16

Page 1A
NATIONAL GRID USA
CONSOLIDATING INCOME STATEMENT
YEAR ENDED MARCH 31, 2003
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
	NGUSA		MASS	NARR	GRANITE	NANT				NG TRANS
	PARENT	NEP	ELECTRIC	ELECTRIC	STATE	ELECTRIC	NEHTECI	NEHTC	NEET	SERVICE
										CORP
OPERATING REVENUE		514.0	1,734.6	665.8	72.8	17.9	31.1	26.3	7.0	0.1
Operating expenses:
Fuel for generation		5.2
Purchased electric energy		193.0	996.3	361.2	43.7	7.6
Gas purchased
Other operation	10.6	49.9	400.2	119.4	13.7	3.6	4.2	9.2	0.8	0.1
Maintenance		22.7	49.9	16.8	1.8	0.5	1.3	0.1	0.2
Depreciation and amortization		97.7	86.3	36.1	3.1	2.4	8.9	5.9	4.7
Taxes, other than income taxes	0.1	18.9	39.1	48.1	1.9	0.4	3.0	2.6	0.4
Income taxes	11.7	45.4	52.9	24.3	3.4	0.9	3.2	2.1
Total operating expenses	22.4	432.8	1,624.7	605.9	67.6	15.4	20.6	19.9	6.1	0.1
OPERATING INCOME (LOSS)	(22.4)	81.2	109.9	59.9	5.2	2.5	10.5	6.4	0.9
Other income:
Allowance for equity funds used during construction		0.5
Equity in income of companies	142.5	4.6
Other income (expense), net	186.2		(1.3)	(0.9)
Operating and other income	306.3	86.3	108.6	59.0	5.2	2.5	10.5	6.4	0.9
Interest:
Interest on long-term debt		7.7	24.9	9.0	1.1	1.5	4.9	2.9	0.2
Other interest	2.0	1.2	6.0	3.7	0.1	0.1			0.1
Allowance for borrowed funds used during construction			(0.2)
Total interest	2.0	8.9	30.7	12.7	1.2	1.6	4.9	2.9	0.3
Income after interest	304.3	77.4	77.9	46.3	4.0	0.9	5.6	3.5	0.6
Preferred dividends and net (gain)/loss on
reacquisition of preferred stock of subsidiaries
Minority interests
NET INCOME	304.3	77.4	77.9	46.3	4.0	0.9	5.6	3.5	0.6
Page 1B
NATIONAL GRID USA
CONSOLIDATING INCOME STATEMENT
YEAR ENDED MARCH 31, 2003
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
			GRID		NEES	EUA	METRO	NGUSA
	WAYFINDER	NEESCOM	COMM	GRID	ENERGY	ENERGY	WEST	SERVICE
						INV		COMPANY

OPERATING REVENUE		17.5					1.2
Operating expenses:
Fuel for generation
Purchased electric energy
Gas purchased
Other operation	0.3	7.0	0.7
Maintenance
Depreciation and amortization		4.4					0.3
Taxes, other than income taxes		1.2
Income taxes	0.5	(10.1)	(0.3)			1.3
Total operating expenses	0.8	2.5	0.4			1.3	0.3
OPERATING INCOME (LOSS)	(0.8)	15.0	(0.4)			(1.3)	0.9
Other income:
Allowance for equity funds used during construction
Equity in income of companies		(0.1)
Other income (expense), net	1.6	(29.4)	(0.2)			4.7		0.5
Operating and other income (loss)	0.8	(14.5)	(0.6)			3.4	0.9	0.5
Interest:
Interest on long-term debt
Other interest	0.1	0.1
Allowance for borrowed funds used during construction
Total interest	0.1	0.1
Income after interest	0.7	(14.6)	(0.6)			3.4	0.9	0.5
Preferred dividends and net (gain)/loss on
reacquisition of preferred stock of subsidiaries
Minority interests
NET INCOME (LOSS)	0.7	(14.6)	(0.6)			3.4	0.9	0.5

Page 1C
NATIONAL GRID USA
CONSOLIDATING INCOME STATEMENT
YEAR ENDED MARCH 31, 2003
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

	NIAGARA MOHAWK	TOTAL	NGUSA
	HOLDINGS, INC.	ADJUSTMENTS	CONSOLIDATED
	CONSOLIDATED	& ELIMINATIONS
		INCR/(DECR)
OPERATING REVENUE	4,019.5	(275.7)	6,832.1
Operating expenses:
Fuel for generation		3.9	9.1
Purchased electric energy	1,594.2	(177.5)	3,018.5
Gas purchased	393.8		393.8
Other operation	676.2	(106.2)	1,189.7
Maintenance	161.7		255.0
Depreciation and amortization	350.4	3.3	603.5
Taxes, other than income taxes	253.2	0.2	369.1
Income taxes	93.1	0.3	228.7
Total operating expenses	3,522.6	(276.0)	6,067.4
OPERATING INCOME	496.9	0.3	764.7
Other income:
Allowance for equity funds used during construction	0.2		0.7
Equity in income of companies		(142.5)	4.5
Other income (expense), net		(199.7)	(38.5)
Operating and other income	497.1	(341.9)	731.4
Interest:
Interest on long-term debt	318.1	0.3	370.6
Other interest	51.5	(17.9)	47.0
Allowance for borrowed funds used during construction	(0.4)	(0.1)	(0.7)
Total interest	369.2	(17.7)	416.9
Income after interest	127.9	(324.2)	314.5
Preferred dividends and net (gain)/loss on
reacquisition of preferred stock of subsidiaries	5.6	0.4	6.0
Minority interests		4.2	4.2
NET INCOME	122.3	(328.8)	304.3

Page 2A
NATIONAL GRID USA
CONSOLIDATING BALANCE SHEET
AT MARCH 31, 2003
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
	NGUSA		MASS	NARR	GRANITE	NANT
	PARENT	NEP	ELECTRIC	ELECTRIC	STATE	ELECTRIC	NEHTECI	NEHTC	NEET

ASSETS
Utility plant, at original cost		842.8	2,235.1	1,107.1	87.7	48.8	220.6	166.6	91.1
Less accumulated depreciation and amortization		245.9	832.3	398.1	32.4	15.7	108.3	71.5	76.7
		596.9	1,402.8	709.0	55.3	33.1	112.3	95.1	14.4
Construction work in progress		12.7	17.5	4.8	0.0	1.6
Net utility plant		609.6	1,420.3	713.8	55.3	34.7	112.3	95.1	14.4
Investments in nuclear power companies, at equity		36.7
Investments in other subsidiaries, at equity	6,733.6							0.0
Other investments at cost	44.6	10.9
Current assets	659.9	533.6	288.9	96.5	17.2	5.1	4.5	0.6	0.1
Goodwill, net of amortization	(7.6)	338.2	1,023.3	496.6	19.4	15.7
Deferred charges and other assets	11.9	1,391.8	32.2	98.9	2.5	2.5	3.1	4.0	0.0
Total assets	$7,442.4	$2,920.8	$2,764.7	$1,405.8	$94.4	$58.0	$119.9	$99.7	$14.5

CAPITALIZATION AND LIABILITIES
Common share equity	7,232.4	1,018.3	1,585.6	880.0	49.2	23.7	33.2	19.7	0.5
Minority interests in consolidated subsidiaries
Cumulative preferred stock		1.3	10.1	7.2
Long-term debt		410.3	283.1	84.7	15.0	21.7	42.5	25.2
Total capitalization	7,232.4	1,429.9	1,878.8	971.9	64.2	45.4	75.7	44.9	0.5
Current liabilities:
Long-term debt due within 1 year			15.0	10.0		1.4	6.5	4.0	0.9
Short-term debt	179.3		133.2			0.8			3.4
Other current liabilities	17.8	288.8	323.9	171.3	18.0	5.2	3.7	5.7	3.3
Total current liabilities	197.1	288.8	472.1	181.3	18.0	7.4	10.2	9.7	7.6
Deferred federal and state income taxes	(3.8)	258.5	135.6	50.1	2.1	2.6	26.4	20.4	4.9
Unamortized investment tax credits		8.3	12.0	6.7	0.6	0.1	7.6	4.4	1.3
Other reserves and deferred credits	16.7	935.3	266.2	195.8	9.5	2.5		20.3	0.2
Total capitalization and liabilities	$7,442.4	$2,920.8	$2,764.7	$1,405.8	$94.4	$58.0	$119.9	$99.7	$14.5
Page 2B
NATIONAL GRID USA
CONSOLIDATING BALANCE SHEET
AT MARCH 31, 2003
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
	NG TRANS			GRID		NEES	EUA	METRO
	SERVICE	WAYFINDER	NEESCOM	COMM	GRID	ENERGY	ENERGY	WEST
	CORP						INV

ASSETS
Utility plant, at original cost
Less accumulated depreciation and amortization

Construction work in progress
Net utility plant
Investments in nuclear power companies, at equity
Investments in other subsidiaries, at equity
Other investments at cost		2.2	82.2					9.9
Current assets	0.1	0.3	4.2	0.4	4.5	0.5	20.5	0.2
Goodwill, net of amortization			121.4
Deferred charges and other assets		0.7	12.7				0.3
Total assets	$0.1	$3.2	$220.5	$0.4	$4.5	$0.5	$20.8	$10.1

CAPITALIZATION AND LIABILITIES
Common share equity	(0.2)	(4.4)	108.8	(0.6)	0.1	(6.5)	19.8	5.0
Minority interests in consolidated subsidiaries
Cumulative preferred stock
Long-term debt	0.2	7.2	102.2	0.6		4.9		4.7
Total capitalization		2.8	211.0		0.1	(1.6)	19.8	9.7
Current liabilities:
Long-term debt due within 1 year
Short-term debt
Other current liabilities	0.1		14.6	0.4	4.4	2.1		0.4
Total current liabilities	0.1		14.6	0.4	4.4	2.1		0.4
Deferred federal and state income taxes			(10.5)				0.6
Unamortized investment tax credits
Other reserves and deferred credits		0.4	5.4				0.4
Total capitalization and liabilities	$0.1	$3.2	$220.5	$0.4	$4.5	$0.5	$20.8	$10.1

Page 2C
NATIONAL GRID USA
CONSOLIDATING BALANCE SHEET
AT MARCH 31, 2003
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
	NGUSA	NIAGARA MOHAWK	TOTAL	NGUSA
	SERVICE	HOLDINGS, INC.	ADJUSTMENTS	CONSOLIDATED
	COMPANY	CONSOLIDATED	& ELIMINATIONS
			INCR/(DECR)
ASSETS
Utility plant, at original cost	13.3	6,845.7	0.4	11,659.2
Less accumulated depreciation and amortization	4.7	2,342.8	0.3	4,128.7
	8.6	4,502.9	0.1	7,530.5
Construction work in progress		143.9	0.7	181.2
Net utility plant	8.6	4,646.8	0.8	7,711.7
Investments in nuclear power companies, at equity			(0.0)	36.7
Investments in other subsidiaries, at equity			(6,715.8)	17.8
Other investments at cost	118.2	94.3	15.2	377.5
Current assets	154.6	723.9	(1,276.7)	1,238.9
Goodwill, net of amortization		1,232.2	(0.1)	3,239.1
Deferred charges and other assets	14.3	5,489.7	(288.1)	6,776.5
Total assets	$295.7	$12,186.9	($8,264.7)	$19,398.2

CAPITALIZATION AND LIABILITIES
Common share equity	6.0	2,899.3	(6,639.6)	7,230.3
Minority interests in consolidated subsidiaries			24.5	24.5
Cumulative preferred stock		98.3		116.9
Long-term debt		3,954.0	(619.9)	4,336.4
Total capitalization	6.0	6,951.6	(7,235.0)	11,708.1
Current liabilities:
Long-term debt due within 1 year		611.7	(0.1)	649.4
Short-term debt		198.0	(379.2)	135.5
Other current liabilities	65.0	557.4	(300.9)	1,181.2
Total current liabilities	65.0	1,367.1	(680.2)	1,966.1
Deferred federal and state income taxes	(82.5)	1,111.7	(128.4)	1,387.7
Unamortized investment tax credits		46.1	(0.1)	87.0
Other reserves and deferred credits	307.2	2,710.4	(221.0)	4,249.3
Total capitalization and liabilities	$295.7	$12,186.9	($8,264.7)	$19,398.2

Page 3A
NATIONAL GRID USA
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2003
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	NGUSA		MASS	NARR	GRANITE	NANT
	PARENT	NEP	ELECTRIC	ELECTRIC	STATE	ELECTRIC	NEHTECI	NEHTC

Operating Activities:
Net income	304.3	77.4	77.9	46.3	4.0	0.9	5.6	3.5
Adjustments to reconcile net income to net
cash provided by (used in) operating activities:
Decrease (increase) in undistributed earnings of subsidiaries	(314.4)
Depreciation and amortization		97.7	86.3	36.1	3.1	2.4	8.9	5.9
Deferred income taxes and investment tax credits, net	7.9	2.4	9.0	(1.6)	0.2	0.4	1.1	0.5
Allowance for funds used during construction		(0.5)	(0.2)
Minority interests
Decrease (increase) in other current assets	(13.2)	(22.2)	54.4	(5.7)	(1.5)	0.1	(0.3)	0.1
Decrease (increase) in regulatory and other non-current assets		(21.5)	(2.2)	62.2
Increase (decrease) in payables and other current liabilities	(33.8)	(16.1)	63.0	71.1	4.5	0.7		1.3
Increase (decrease) in purchased power obligations		(139.3)
Increase (decrease) in other non-current liabilities		81.8
Other, net	(2.0)	42.2	(38.5)	(83.3)	(2.3)	0.2

Net cash provided by operating activities	($51.2)	$101.9	$249.7	$125.1	$8.0	$4.7	$15.3	$11.3

Investing Activities:
Proceeds from sale of generating assets, net		84.3
Plant expenditures, excluding allowance for funds
used during construction		(42.0)	(132.9)	(48.7)	(4.6)	(3.4)
Change in assets held for sale				1.1
Decrease (increase) in other investing activities	(5.6)	0.2	2.4

Net cash provided by (used in) investing activities	($5.6)	$42.5	($130.5)	($47.6)	($4.6)	($3.4)

Page 3B
NATIONAL GRID USA
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2003
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

		NG TRANS			GRID		NEES	EUA
	NEET	SERVICE	WAYFINDER	NEESCOM	COMM	GRID	ENERGY	ENERGY
		CORP						INV

Operating Activities:
Net income (loss)	0.6		0.7	(14.6)	(0.6)			3.4
Adjustments to reconcile net income to net
cash provided by (used in) operating activities:
Decrease (increase) in undistributed earnings of subsidiaries
Depreciation and amortization	4.7			4.4
Deferred income taxes and investment tax credits, net	(2.2)			(9.8)				1.6
Allowance for funds used during construction
Minority interests
Decrease (increase) in other current assets	0.3	0.2	(0.1)	(0.6)	(0.3)	(4.4)	1.5	7.0
Decrease (increase) in regulatory and other non-current assets
Increase (decrease) in payables and other current liabilities	1.7		(0.7)	6.6	0.4	4.4	(0.5)	0.4
Increase (decrease) in purchased power obligations
Increase (decrease) in other non-current liabilities
Other, net			1.6	2.4				(0.4)

Net cash provided by (used in) operating activities	$5.1	$0.2	$1.5	($11.6)	($0.5)		$1.0	$12.0

Investing Activities:
Proceeds from sale of generating assets, net
Plant expenditures, excluding allowance for funds
used during construction
Change in assets held for sale
Decrease (increase) in other investing activities				14.7

Net cash provided by investing activities				$14.7

Page 3C
NATIONAL GRID USA
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2003
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
	METRO	NGUSA	NIAGARA MOHAWK	TOTAL	NGUSA
	WEST	SERVICE	HOLDINGS, INC.	ADJUSTMENTS	CONSOLIDATED
		COMPANY	CONSOLIDATED	& ELIMINATIONS
				INCR/(DECR)
Operating Activities:
Net income	0.9	0.5	122.3	(328.8)	304.3
Adjustments to reconcile net income to net
cash provided by (used in) operating activities:
Decrease (increase) in undistributed earnings of subsidiaries				314.4
Depreciation and amortization	0.3		350.4	3.3	603.5
Deferred income taxes and investment tax credits, net		3.6	124.0	(16.7)	120.4
Allowance for funds used during construction				(0.6)	(1.3)
Minority interests				4.2	4.2
Decrease (increase) in other current assets	(0.1)	(79.7)	(59.4)	147.2	23.3
Decrease (increase) in regulatory and other non-current assets				(290.0)	(251.5)
Increase (decrease) in payables and other current liabilities		16.0	62.4	(168.2)	13.2
Increase (decrease) in purchased power obligations			(24.1)	157.4	(6.0)
Increase (decrease) in other non-current liabilities				620.1	701.9
Other, net	(0.3)	78.6	85.8	(528.8)	(444.8)

Net cash provided by operating activities	$0.8	$19.0	$661.4	($86.5)	$1,067.2

Investing Activities:
Proceeds from sale of generatin investments			249.8		334.1
Plant expenditures, excluding allowance for funds
used during construction			(244.8)	11.1	(465.3)
Change in assets held for sale				21.9	23.0
Decrease (increase) in other investing activities	0.3	(8.9)	(16.4)	18.3	5.0

Net cash provided by (used in) investing activities	$0.3	($8.9)	($11.4)	$51.3	($103.2)

Page 3D
NATIONAL GRID USA
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2003
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

	NGUSA		MASS	NARR	GRANITE	NANT
	PARENT	NEP	ELECTRIC	ELECTRIC	STATE	ELECTRIC	NEHTECI	NEHTC

Financing Activities:
Dividends paid to minority interests
Dividends paid on common shares	(233.0)						(5.7)	(3.6)
Dividends paid on preferred stock		(0.1)	(0.6)	(0.4)
Long-term debt, net			(70.0)	(22.5)		(1.5)	(6.5)	(4.0)
Investment in common stock	(0.1)
Capital contribution from parent	(8.8)
Subordinated notes payable to parent, net	6.1
Changes in short-term debt	106.4		(43.5)	(47.3)		0.3		(0.2)
Return of capital	(334.5)
Repurchase of common shares	4.3						(4.6)	(3.2)
Preferred stock retirements & premium on redemption of preferred		(0.1)
Other

Net cash provided by (used in) financing activities	$209.4	($0.2)	($114.1)	($70.2)		($1.2)	($16.8)	($11.0)

Net increase (decrease) in cash and cash equivalents	152.6	144.2	5.1	7.3	3.4	0.1	(1.5)	0.3
Cash and cash equivalents at beginning of year	487.1	103.5	4.8	1.7	3.8	0.1	4.0

Cash and cash equivalents at end of year	$639.7	$247.7	$9.9	$9.0	$7.2	$0.2	$2.5	$0.3

Page 3E

NATIONAL GRID USA
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2003
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

		NG TRANS			GRID		NEES	EUA
	NEET	SERVICE	WAYFINDER	NEESCOM	COMM	GRID	ENERGY	ENERGY
		CORP						INV

Financing Activities:
Dividends paid to minority interests
Dividends paid on common shares	(0.3)
Dividends paid on preferred stock
Long-term debt, net	(2.7)	(0.2)	(1.4)	(3.3)	0.6		(0.9)
Investment in common stock
Capital contribution from parent
Subordinated notes payable to parent, net
Changes in short-term debt	(1.6)
Return of capital						0.1
Repurchase of common shares	(0.5)
Preferred stock retirements & premium on redemption of preferred
Other

Net cash provided by (used in) financing activities	($5.1)	($0.2)	($1.4)	($3.3)	$0.6	$0.1	($0.9)

Net increase (decrease) in cash and cash equivalents	(0.0)		0.1	(0.2)	0.1	0.1	0.1	12.0
Cash and cash equivalents at beginning of year	0.1			0.3				8.4

Cash and cash equivalents at end of year	$0.1		$0.1	$0.1	$0.1	$0.1	$0.1	$20.4

Page 3F
NATIONAL GRID USA
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2003
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

	METRO	NGUSA	NIAGARA MOHAWK	TOTAL	NGUSA
	WEST	SERVICE	HOLDINGS, INC.	ADJUSTMENTS	CONSOLIDATED
		COMPANY	CONSOLIDATED	& ELIMINATIONS
				INCR/(DECR)
Financing Activities:
Dividends paid to minority interests
Dividends paid on common shares		(0.5)	(334.5)	340.3	(237.3)
Dividends paid on preferred stock				1.1
Long-term debt, net	(1.0)		(168.7)	(493.7)	(775.8)
Investment in common stock				0.1
Capital contribution from parent				8.8)
Subordinated notes payable to parent, net				(6.1)
Changes in short-term debt		(10.3)	(221.0)	279.7	62.5
Return of capital			8.8	(343.4)
Repurchase of common shares				0.3	(3.7)
Preferred stock retirements & premium on redemption of preferred			(2.1)	(0.1)	(2.3)
Other			0.4	(0.4)

Net cash used in financing activities	($1.0)	($10.8)	($717.1)	($213.4)	($956.6)

Net increase (decrease) in cash and cash equivalents	0.1	(0.7)	(67.1)	(248.6)	7.4
Cash and cash equivalents at beginning of year		1.8	98.0	(580.1)	133.5

Cash and cash equivalents at end of year	$0.1	$1.1	$30.9	($828.7)	$140.9

Page 4A

NATIONAL GRID USA
CONSOLIDATING STATEMENT OF RETAINED EARNINGS
YEAR ENDED MARCH 31, 2003
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	NGUSA		MASS	NARR	GRANITE	NANT
	PARENT	NEP	ELECTRIC	ELECTRIC	STATE	ELECTRIC	NEHTECI	NEHTC	NEET

Retained earnings at beginning of year	317.1	136.8	92.2	61.4	5.3	0.7	0.3	0.4	0.1
Additions:
Net income after preferred dividends of subsidiaries	304.3	77.4	77.9	46.3	4.0	0.9	5.6	3.5	0.6
Currency translation adjustment
Deductions:
Common dividends declared/paid	(233.0)		(0.6)	(0.4)			(5.5)	(3.5)	(0.3)
Repurchase of common stock								(0.1)	(0.2)
Retained earnings at end of year	388.4	214.2	169.5	107.3	9.3	1.6	0.4	0.3	0.2

Page 4B

NATIONAL GRID USA
CONSOLIDATING STATEMENT OF RETAINED EARNINGS
YEAR ENDED MARCH 31, 2003
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

	NG TRANS			GRID		NEES	EUA	METRO
	SERVICE	WAYFINDER	NEESCOM	COMM	GRID	ENERGY	ENERGY	WEST
	CORP						INV

Retained earnings at beginning of year	(0.3)	0.2	(1.8)				0.8	1.9
Additions:
Net income after preferred dividends of subsidiaries		0.7	(14.6)	(0.6)			3.4	0.9
Currency translation adjustment
Deductions:
Common dividends declared/paid
Repurchase of common stock
Retained earnings at end of year	(0.3)	0.9	(16.4)	(0.6)			4.2	2.8

Page 4C

NATIONAL GRID USA
CONSOLIDATING STATEMENT OF RETAINED EARNINGS
YEAR ENDED MARCH 31, 2003
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

	NGUSA	NIAGARA MOHAWK	TOTAL	NGUSA
	SERVICE	HOLDINGS, INC.	ADJUSTMENTS	CONSOLIDATED
	COMPANY	CONSOLIDATED	& ELIMINATIONS
			INCR/(DECR)
Retained earnings at beginning of year	0.5	30.4	(328.9)	317.1
Additions:
Net income after preferred dividends of subsidiaries	0.5	122.3	(328.8)	304.3
Currency translation adjustment
Deductions:
Common dividends declared/paid	(0.5)	(93.1)	103.9	(233.0)
Repurchase of common stock			0.3
Retained earnings at end of year	0.5	59.6	(553.5)	388.4

NIAGARA MOHAWK HOLDINGS, INC.
CONSOLIDATING INCOME STATEMENT
YEAR ENDED MARCH 31, 2003
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	NIAGARA	NMPC	OPINAC NA	TOTAL	NIAGARA MOHAWK
	MOHAWK	CONSOLIDATED	CONSOLIDATED	ADJUSTMENTS	HOLDINGS, INC.
	HOLDINGS			& ELIMINATIONS	CONSOLIDATED
				INCR/(DECR)
OPERATING REVENUE		4,019.5		-	4,019.5
Operating expenses:
Fuel for generation				-
Purchased electric energy		1,594.2		-	1,594.2
Gas purchased		393.8		-	393.8
Other operation	0.1	678.7	0.1	(2.7)	676.2
Maintenance		161.7		-	161.7
Depreciation and amortization		347.7		2.7	350.4
Taxes, other than income taxes		253.2		-	253.2
Income taxes	(0.5)	93.3	0.3	-	93.1
Total operating expenses	(0.4)	3,522.6	0.4	(0.0)	3,522.6
Operating income	0.4	496.9	(0.4)	0.0	496.9
Other income:
Allowance for equity funds used during construction		0.2		-	0.2
Equity in income of companies	(51.0)			51.0
Other income (expense), net	172.9	(1.5)	1.0	(172.4)
Operating and other income	122.3	495.6	0.6	(121.4)	497.1
Interest:
Interest on long-term debt		318.1		-	318.1
Other interest		52.0		(0.5)	51.5
Allowance for borrowed funds used during construction		(0.4)		-	(0.4)
Total interest		369.7		(0.5)	369.2
Income after interest	122.3	125.9	0.6	(120.9)	127.9
Preferred dividends and net (gain)/loss on
reacquisition of preferred stock of subsidiaries				5.6	5.6
Minority interests				-
Net income	$122.3	$125.9	$0.6	($126.5)	$122.3

NIAGARA MOHAWK HOLDINGS, INC.
CONSOLIDATING BALANCE SHEET
AT MARCH 31, 2003
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

		NIAGARA	NMPC	OPINAC NA	TOTAL	NIAGARA MOHAWK
		MOHAWK	CONSOLIDATED	CONSOLIDATED	ADJUSTMENTS	HOLDINGS, INC.
		HOLDINGS			& ELIMINATIONS	CONSOLIDATED
					INCR/(DECR)
ASSETS
	Utility plant, at original cost		6,845.7			6,845.7
	Less accumulated depreciation and amortization		2,342.8			2,342.8
			4,502.9			4,502.9
	Construction work in progress		143.9			143.9
	Net utility plant		4,646.8			4,646.8
	Investments in nuclear power companies, at equity
	Investments in other subsidiaries, at equity	2,908.2	17.7		(2,925.9)
	Other investments at cost		76.7	16.0	1.6	94.3
	Current assets	1.4	772.9		(50.4)	723.9
	Goodwill, net of amortization	(10.1)	1,225.7		16.6	1,232.2
	Deferred charges and other assets		5,504.0		(14.3)	5,489.7
	Total assets	$2,899.5	$12,243.8	$16.0	($2,972.4)	$12,186.9
CAPITALIZATION AND LIABILITIES
	Common share equity	2,899.3	2,894.5	13.7	(2,908.2)	2,899.3
	Minority interests in consolidated subsidiaries
	Cumulative preferred stock		98.3			98.3
	Long-term debt		3,954.0			3,954.0
	Total capitalization	2,899.3	6,946.8	13.7	(2,908.2)	6,951.6
	Current liabilities:
	Long-term debt due within 1 year		611.7			611.7
	Short-term debt		198.0			198.0
	Other current liabilities	0.2	622.4	2.3	(67.5)	557.4
	Total current liabilities	0.2	1,432.1	2.3	(67.5)	1,367.1
	Deferred federal and state income taxes		1,111.7			1,111.7
	Unamortized investment tax credits		46.1			46.1
	Other reserves and deferred credits		2,707.1		3.3	2,710.4
	Total capitalization and liabilities	$2,899.5	$12,243.8	$16.0	($2,972.4)	$12,186.9

Page 7A

NIAGARA MOHAWK HOLDINGS, INC.
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2003
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	NIAGARA	NMPC	OPINAC NA	TOTAL	NIAGARA MOHAWK
	MOHAWK	CONSOLIDATED	CONSOLIDATED	ADJUSTMENTS	HOLDINGS, INC.
	HOLDINGS			& ELIMINATIONS	CONSOLIDATED
				INCR/(DECR)

Operating Activities:
Net income	122.3	125.9	0.6	(126.5)	122.3
Adjustments to reconcile net income to net
cash provided by (used in) operating activities:
Decrease (increase) in undistributed earnings of subsidiaries	127.8			(127.8)
Depreciation and amortization		347.7		2.7	350.4
Deferred income taxes and investment tax credits, net		124.0			124.0
Allowance for funds used during construction
Minority interests
Decrease (increase) in other current assets	86.5	(106.4)	7.5	(47.0)	(59.4)
Decrease (increase) in regulatory and other non-current assets
Increase (decrease) in payables and other current liabilities	(10.8)	140.4	(3.5)	(63.7)	62.4
Increase (decrease) in purchased power obligations		(24.1)			(24.1)
Increase (decrease) in other non-current liabilities
Other, net		(12.4)	16.5	81.7	85.8

Net cash provided by (used in) operating activities	$325.8	$595.1	$21.1	(280.6)	$661.4

Investing Activities:
Plant expenditures, excluding allowance for funds
used during construction		(244.8)			(244.8)
Proceeds from the sale of generation assets		249.8			249.8
Decrease (increase) in other investing activities		(16.4)			(16.4)

Net cash provided by (used in) investing activities		($11.4)			($11.4)

Page 7B

NIAGARA MOHAWK HOLDINGS, INC.
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2003
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

	NIAGARA	NMPC	OPINAC	TOTAL	NIAGARA MOHAWK
	MOHAWK	CONSOLIDATED	NA	ADJUSTMENTS	HOLDINGS, INC.
	HOLDINGS			& ELIMINATIONS	CONSOLIDATED
				INCR/(DECR)

Financing Activities:
Dividends paid to minority interests
Dividends paid on common shares	(334.5)	(150.0)	(108.5)	258.5	(334.5)
Dividends paid on preferred stock		(5.6)		5.6
Long-term debt, net		(168.7)			(168.7)
Investment in common stock
Capital contribution from parent	8.8				8.8
Subordinated notes payable to parent, net
Changes in short-term debt		(221.0)			(221.0)
Return of capital to minority interests and related premium
Repurchase of common shares
Preferred stock retirements & premium on redemption of preferred		(2.1)			(2.1)
Other	0.3	(16.1)	(0.3)	16.5	0.4

Net cash provided by (used in) financing activities	($325.4)	($563.5)	($108.8)	280.6	($717.1)

Net increase (decrease) in cash and cash equivalents	0.4	20.2	(87.7)		(67.1)
Cash and cash equivalents at beginning of year	0.5	9.8	87.7		98.0

Cash and cash equivalents at end of year	$0.9	$30.0			$30.9

NIAGARA MOHAWK HOLDINGS, INC.
CONSOLIDATING STATEMENT OF RETAINED EARNINGS
YEAR ENDED MARCH 31, 2003
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	NIAGARA	NMPC	OPINAC NA	TOTAL	NIAGARA MOHAWK
	MOHAWK	CONSOLIDATED	CONSOLIDATED	ADJUSTMENTS	HOLDINGS, INC.
	HOLDINGS			& ELIMINATIONS	CONSOLIDATED
				INCR/(DECR)

Retained earnings at beginning of year	30.4	29.3	(0.1)	(29.2)	30.4

Additions:

Net income after preferred dividends of subsidiaries	122.3	125.9	0.6	(126.5)	122.3
Currency translation adjustment			(0.3)	0.3

Deductions:

Common dividends declared/paid	93.1	63.9		(63.9)	93.1
Preferred dividends		5.6		(5.6)

Retained earnings at end of year	$59.6	$85.7	$0.2	($85.9)	$59.6

NIAGARA MOHAWK POWER CORPORATION
CONSOLIDATING INCOME STATEMENT
YEAR ENDED MARCH 31, 2003
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	NMPC	NMR	NMR	TOTAL	NMPC
		CORP II	LLC	ADJUSTMENTS	CONSOLIDATED
				& ELIMINATIONS
				INCR/(DECR)

OPERATING REVENUE	4,019.5				4,019.5
Operating expenses:
Fuel for generation
Purchased electric energy	1,594.2				1,594.2
Gas purchased	393.8				393.8
Other operation	677.3		(1.3)	2.7	678.7
Maintenance	161.7				161.7
Depreciation and amortization	350.4			(2.7)	347.7
Taxes, other than income taxes	253.2				253.2
Income taxes	93.3				93.3
Total operating expenses	3,523.9		(1.3)	0.0	3,522.6
OPERATING INCOME	495.6		1.3	0.0	496.9
Other income:
Allowance for equity funds used during construction	0.2				0.2
Equity in income of companies	2.7			(2.7)
Other income (expense), net	2.8		5.8	(10.1)	(1.5)
Operating and other income	501.3		7.1	(12.8)	495.6
Interest:
Interest on long-term debt	318.2			(0.1)	318.1
Other interest	57.2		4.4	(9.6)	52.0
Allowance for borrowed funds used during construction				(0.4)	(0.4)
Total interest	375.4		4.4	(10.1)	369.7
Income after interest	125.9		2.7	(2.7)	125.9
Preferred dividends and net (gain)/loss on
reacquisition of preferred stock of subsidiaries
Minority interests
Net income	$125.9		$2.7	($2.7)	$125.9

NIAGARA MOHAWK POWER CORPORATION
CONSOLIDATING BALANCE SHEET
AT MARCH 31, 2003
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	NMPC	NMR	NMR	TOTAL	NMPC
		CORP II	LLC	ADJUSTMENTS	CONSOLIDATED
				& ELIMINATIONS
				INCR/(DECR)
ASSETS
Utility plant, at original cost	6,845.7				6,845.7
Less accumulated depreciation and amortization	2,342.8				2,342.8
	4,502.9				4,502.9
Construction work in progress	143.9				143.9
Net utility plant	4,646.8				4,646.8
Investments in nuclear power companies, at equity
Investments in other subsidiaries, at equity	238.9			(221.2)	17.7
Other investments at cost	76.7				76.7
Current assets	702.1	0.1	221.4	(150.7)	772.9
Goodwill, net of amortization	1,225.7				1,225.7
Deferred charges and other assets	5,504.0				5,504.0
Total assets	$12,394.2	$0.1	$221.4	($371.9)	$12,243.8
CAPITALIZATION AND LIABILITIES
Common share equity	2,894.5	0.1	221.3	(221.4)	2,894.5
Minority interests in consolidated subsidiaries
Cumulative preferred stock	98.3				98.3
Long-term debt	3,954.0				3,954.0
Total capitalization	6,946.8	0.1	221.3	(221.4)	6,946.8
Current liabilities:
Long-term debt due within 1 year	611.7				611.7
Short-term debt	198.0				198.0
Other current liabilities	772.8		0.1	(150.5)	622.4
Total current liabilities	1,582.5		0.1	(150.5)	1,432.1
Deferred federal and state income taxes	1,111.7				1,111.7
Unamortized investment tax credits	46.1				46.1
Other reserves and deferred credits	2,707.1				2,707.1
Total capitalization and liabilities	$12,394.2	$0.1	$221.4	($371.9)	$12,243.8

Page 11A

NIAGARA MOHAWK POWER CORPORATION
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2003
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	NMPC	NMR	NMR	TOTAL	NMPC
		CORP II	LLC	ADJUSTMENTS	CONSOLIDATED
				& ELIMINATIONS
				INCR/(DECR)

Operating Activities:
Net income	125.9		2.7	(2.7)	125.9
Adjustments to reconcile net income to net
cash provided by (used in) operating activities:
Decrease (increase) in undistributed earnings of subsidiaries
Depreciation and amortization	347.7				347.7
Deferred income taxes and investment tax credits, net	124.0			(0.0)	124.0
Allowance for funds used during construction
Minority interests
Decrease (increase) in other current assets	(89.9)		268.2	(284.7)	(106.4)
Decrease (increase) in regulatory and other non-current assets
Increase (decrease) in payables and other current liabilities	140.4		(17.4)	17.4	140.4
Increase (decrease) in purchased power obligations	(24.1)				(24.1)
Increase (decrease) in other non-current liabilities
Other, net	(31.4)		(1.0)	20.0	(12.4)

Net cash provided by (used in) operating activities	$592.6		$252.5	($250.0)	$595.1

Investing Activities:
Plant expenditures, excluding allowance for funds
used during construction	(244.8)				(244.8)
Change in assets held for sale	249.8				249.8
Decrease (increase) in other investing activities	(16.4)				(16.4)

Net cash provided by (used in) investing activities	($11.4)			($0.0)	($11.4)

Page 11B

NIAGARA MOHAWK POWER CORPORATION
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2003
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

	NMPC	NMR	NMR	TOTAL	NMPC
		CORP II	LLC	ADJUSTMENTS	CONSOLIDATED
				& ELIMINATIONS
				INCR/(DECR)

Financing Activities:
Dividends paid to minority interests
Dividends paid on common shares	(150.0)				(150.0)
Dividends paid on preferred stock	(5.6)				(5.6)
Long-term debt, net	(168.7)				(168.7)
Investment in common stock
Capital contribution from parent
Subordinated notes payable to parent, net
Changes in short-term debt	(221.0)		(250.0)	250.0	(221.0)
Return of capital to minority interests and related premium
Repurchase of common shares
Preferred stock retirements & premium on redemption of preferred	(2.1)				(2.1)
Other	(16.1)				(16.1)

Net cash provided by (used in) financing activities	($563.5)		($250.0)	$250.0	($563.5)

Net increase (decrease) in cash and cash equivalents	17.7		2.5		20.2
Cash and cash equivalents at beginning of year	9.8				9.8

Cash and cash equivalents at end of year	$27.5		$2.5		$30.0

NIAGARA MOHAWK POWER CORPORATION
CONSOLIDATING STATEMENT OF RETAINED EARNINGS
YEAR ENDED MARCH 31, 2003
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	NMPC	NMR	NMR	TOTAL	NMPC
		CORP II	LLC	ADJUSTMENTS	CONSOLIDATED
				& ELIMINATIONS
				INCR/(DECR)

Retained earnings at beginning of year	29.3		1.3	(1.3)	29.3

Additions:

Net income after preferred dividends of subsidiaries	125.9		2.7	(2.7)	125.9
Currency translation adjustment

Deductions:

Common dividends declared/paid	63.9				63.9
Repurchase of common stock	5.6				5.6

Retained earnings at end of year	$85.7		$4.0	($4.0)	$85.7

OPINAC NORTH AMERICA, INC.
CONSOLIDATING STATEMENT OF INCOME
YEAR ENDED MARCH 31, 2003
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	OPINAC	OPINAC	TOTAL	OPINAC NA
	NA	ENERGY	ADJUSTMENTS	CONSOLIDATED
			& ELIMINATIONS
			INCR/(DECR)
Operating revenue			-
Operating expenses:
Fuel for generation			-
Purchased electric energy			-
Gas purchased			-
Other operation	0.1		-	0.1
Maintenance			-
Depreciation and amortization			-
Taxes, other than income taxes			-
Income taxes	(0.2)	0.5	-	0.3
Total operating expenses	(0.1)	0.5		0.4
Operating income	0.1	(0.5)		(0.4)
Other income:
Allowance for equity funds used during construction			-
Equity in income of companies	0.5		(0.5)
Other income (expense), net		1.0		1.0
Operating and other income	0.6	0.5	(0.5)	0.6
Interest:
Interest on long-term debt			-
Other interest			-
Allowance for borrowed funds used during construction			-
Total interest
Income after interest	0.6	0.5	(0.5)	0.6
Preferred dividends and net (gain)/loss on
reacquisition of preferred stock of subsidiaries			-
Minority interests			-
Net income	$0.6	$0.5	($0.5)	$0.6

OPINAC NORTH AMERICA, INC.
CONSOLIDATING BALANCE SHEET
AT MARCH 31, 2003
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	OPINAC	OPINAC	TOTAL	OPINAC NA
	NA	ENERGY	ADJUSTMENTS	CONSOLIDATED
			& ELIMINATIONS
			INCR/(DECR)
ASSETS
Utility plant, at original cost
Less accumulated depreciation and amortization

Construction work in progress
Net utility plant
Investments in nuclear power companies, at equity
Investments in other subsidiaries, at equity
Other investments at cost
Current assets	16.0			16.0
Goodwill, net of amortization
Deferred charges and other assets
Total assets	$16.0			$16.0
CAPITALIZATION AND LIABILITIES
Common share equity	13.7			13.7
Minority interests in consolidated subsidiaries
Cumulative preferred stock
Long-term debt
Total capitalization	13.7			13.7
Current liabilities:
Long-term debt due within 1 year
Short-term debt
Other current liabilities	2.3			2.3
Total current liabilities	2.3			2.3
Deferred federal and state income taxes
Unamortized investment tax credits
Other reserves and deferred credits
Total capitalization and liabilities	$16.0			$16.0

Page 15A

OPINAC NORTH AMERICA, INC.
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2003
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	OPINAC	OPINAC	TOTAL	OPINAC NA
	NA	ENERGY	ADJUSTMENTS	CONSOLIDATED
			& ELIMINATIONS
			INCR/(DECR)

Operating Activities:
Net income	0.6	0.5	(0.5)	0.6
Adjustments to reconcile net income to net
cash provided by (used in) operating activities:
Decrease (increase) in undistributed earnings of subsidiaries
Depreciation and amortization
Deferred income taxes and investment tax credits, net
Allowance for funds used during construction

Decrease (increase) in other current assets	(15.2)	22.7		7.5
Decrease (increase) in regulatory and other non-current assets
Increase (decrease) in payables and other current liabilities	(2.9)	(0.6)		(3.5)
Increase (decrease) in purchased power obligations
Increase (decrease) in other non-current liabilities
Other, net	15.2	1.3		16.5

Net cash provided by (used in) operating activities	($2.3)	$23.9	($0.5)	$21.1

Investing Activities:
Plant expenditures, excluding allowance for funds
used during construction
Change in assets held for sale
Decrease (increase) in other investing activities

Net cash provided by (used in) investing activities

Page 15B

OPINAC NORTH AMERICA, INC.
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2003
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

	OPINAC	OPINAC	TOTAL	OPINAC NA
	NA	ENERGY	ADJUSTMENTS	CONSOLIDATED
			& ELIMINATIONS
			INCR/(DECR)

Financing Activities:
Dividends paid to minority interests
Dividends paid on common shares		(109.0)	0.5	(108.5)
Dividends paid on preferred stock
Long-term debt, net
Investment in common stock
Capital contribution from parent
Subordinated notes payable to parent, net
Changes in short-term debt
Return of capital to minority interests and related premium
Repurchase of common shares
Preferred stock retirements & premium on redemption of preferred
Other	(0.3)			(0.3)

Net cash provided by (used in) financing activities	($0.3)	($109.0)	$0.5	($108.8)

Net increase (decrease) in cash and cash equivalents	(2.6)	(85.1)		(87.7)
Cash and cash equivalents at beginning of year	2.6	85.1	0.0	87.7

Cash and cash equivalents at end of year			$0.0

OPINAC NORTH AMERICA, INC.
CONSOLIDATING STATEMENT OF RETAINED EARNINGS
YEAR ENDED MARCH 31, 2003
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	OPINAC	OPINAC	TOTAL	OPINAC NA
	NA	ENERGY	ADJUSTMENTS	CONSOLIDATED
			& ELIMINATIONS
			INCR/(DECR)

Retained earnings at beginning of year	(0.1)	0.7	(0.7)	(0.1)

Additions:

Net income after preferred dividends of subsidiaries	0.6	0.5	(0.5)	0.6
Currency translation adjustment	(0.3)			(0.3)

Deductions:
Transfer of assets/liabilities to Opinac NA on 9/6/02		(1.2)	1.2
Common dividends declared/paid
Repurchase of common stock

Retained earnings at end of year	$0.2			$0.2